NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jun. 27, 2018
Disclosure Nature Of Operations And Summary Of Significant Accounting Policies Narrative [Abstract]
Nature Of Operations
Nature of Operations
We are principally engaged in the ownership, operation, development, and franchising of the Chili’s Grill & Bar (“Chili’s”) and Maggiano’s Little Italy (“Maggiano’s”) restaurant brands. At June 27, 2018, we owned, operated, or franchised 1,686 restaurants, consisting of 997 company-owned restaurants and 689 franchised restaurants, located in the United States and 31 countries and two territories outside of the United States.

Basis Of Presentation
Basis of Presentation
Our Consolidated Financial Statements include the accounts of Brinker International, Inc. and our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
We have a 52/53 week fiscal year ending on the last Wednesday in June. Fiscal years 2018 and 2017, which ended on June 27, 2018 and June 28, 2017, respectively, each contained 52 weeks. Fiscal year 2016 ended on June 29, 2016 and contained 53 weeks. The estimated impact of the 53rd week in fiscal 2016 was an increase in revenue of approximately $58.3 million. While certain expenses increased in direct relationship to additional revenue from the 53rd week, other expenses, such as fixed costs, are incurred on a calendar month basis.
Revenues are presented in two separate captions in the Consolidated Statements of Comprehensive Income to provide more clarity around company-owned restaurant revenue and operating expense trends. Company sales include revenues generated by the operation of company-owned restaurants including gift card redemptions. Franchise and other revenues includes royalties, development fees, franchise fees, Maggiano’s banquet service charge income, gift card breakage and discounts, digital entertainment revenue, Chili’s retail food product royalties, merchandise and delivery fee income.
We report certain labor and related expenses in a separate caption on the Consolidated Statements of Comprehensive Income titled Restaurant labor. Restaurant labor includes all compensation-related expenses, including benefits and incentive compensation, for restaurant team members at the general manager level and below. Labor-related expenses attributable to multi-restaurant (or above-restaurant) supervision is included in Restaurant expenses.
New Accounting Standards Implemented
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting (Topic 718) - In March 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) ASU 2016-09. This update changed the recognition of excess tax benefits and tax deficiencies resulting from the settlement of share-based awards from an adjustment to Additional paid-in capital on the Consolidated Balance Sheets to an adjustment to the Provision for income taxes on the Consolidated Statements of Comprehensive Income and is applied on a prospective basis. This update also changed the classification of excess tax benefits from Cash flows from financing activities to Cash flows from operating activities on the Consolidated Statements of Cash Flows and is applied retrospectively. This update was effective for annual and interim periods for fiscal years beginning after December 15, 2016, which required us to adopt these provisions in the first quarter of fiscal 2018. We recognized a discrete tax expense of $1.1 million in the Provision for income taxes, which resulted in a decrease in Diluted net income per share of $0.02, in the Consolidated Statements of Comprehensive Income for the fiscal year ended June 27, 2018. The inclusion of excess tax benefits and tax deficiencies within our Provision for income taxes will increase its volatility as the amount of excess tax benefits or tax deficiencies from share-based compensation awards depends on our stock price at the date the awards vest. In addition, we reclassified $2.2 million of excess tax benefits received from Cash flows from financing activities to Cash flows from operating activities in our Consolidated Statements of Cash Flows for the fiscal year period ended June 28, 2017. The adoption of the other provisions in this update, including the accounting policy election for accounting for forfeitures, the amount an employer can withhold to cover income taxes and still qualify for equity classification and the classification of those taxes paid on the statement of cash flows, had no impact to our consolidated financial statements. We will continue to estimate forfeitures of share-based awards.

Use Of Estimates
Use of Estimates
The preparation of the Consolidated Financial Statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and costs and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
Revenue Recognition
We record revenue from the sale of food, beverages and alcohol as products are sold. Initial fees received from a franchisee to establish a new franchise are recognized as income when we have performed our obligations required to assist the franchisee in opening a new franchise restaurant, which is generally upon the opening of such restaurant. Fees received for development arrangements are recognized as income upon satisfaction of our obligations, generally upon the execution of the agreement when the development rights are conveyed to the franchisee. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned.
Proceeds from the sale of gift cards are recorded as deferred revenue and recognized as revenue when the gift card is redeemed by the holder. Breakage income represents the value associated with the portion of gift cards sold that will most likely never be redeemed. Based on our historical gift card redemption patterns and considering our gift cards have no expiration dates or dormancy fees, we can reasonably estimate the amount of gift card balances for which redemption is remote and record breakage income based on this estimate. We recognize breakage income within franchise and other revenues in the Consolidated Statements of Comprehensive Income. We update our estimate of our breakage rate periodically and, if necessary, adjust the deferred revenue balance accordingly.

Fair Value Measurements
Fair Value Measurements
Fair value is defined as the price that we would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants on the measurement date. In determining fair value, the accounting standards establish a three level hierarchy for inputs used in measuring fair value, as follows:

•	Level 1 - inputs are quoted prices in active markets for identical assets or liabilities.

•	Level 2 - inputs are observable for the asset or liability, either directly or indirectly, including quoted prices in active markets for similar assets or liabilities.

•	Level 3 - inputs are unobservable and reflect our own assumptions.

Cash And Cash Equivalents
Cash and Cash Equivalents
Our policy is to invest cash in excess of operating requirements in income-producing investments. Income-producing investments with original maturities of three months or less are reflected as cash equivalents.

Accounts Receivable
Accounts Receivable
Accounts receivable, net of the allowance for doubtful accounts, represents the estimated net realizable value. Our primary account receivables are due from franchisees, gift card sales, store purchases made on credit cards, and from time-to-time, insurance recoveries, vendor rebates and landlord related receivables. Provisions for doubtful accounts are recorded based on management’s judgment regarding our ability to collect as well as the age of the receivables. Accounts receivable are written off when they are deemed uncollectible.

Inventories	Inventories Inventories consist of food, beverages and supplies and are valued at the lower of cost or net realizable value, using the first-in, first-out or “FIFO” method.
Property And Equipment
Property and Equipment
Property and equipment is stated at cost. Buildings and leasehold improvements are depreciated using the straight-line method over the lesser of the term of the lease, including certain renewal options, or the estimated useful lives of the assets, which range from 5 to 20 years. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years. Depreciation expense related to property and equipment for the fiscal years ended June 27, 2018, June 28, 2017, and June 29, 2016 of $150.1 million, $155.0 million, and $154.8 million, respectively, was recorded in Depreciation and amortization on the Consolidated Statements of Comprehensive Income. Routine repair and maintenance costs are expensed when incurred. Major replacements and improvements are capitalized.
We review the carrying amount of property and equipment semi-annually or when events or circumstances indicate that the carrying amount may not be recoverable. We have determined the restaurant level is the lowest level of identifiable cash flows. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. We determine fair value based on discounted projected future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the inherent risk. Impairment charges are included in Other gains and charges in the Consolidated Statements of Comprehensive Income.
During fiscal 2018, we sold the portion of our current headquarters property that we owned for net proceeds of $13.7 million. We will continue to occupy the property rent-free until our new corporate headquarters location is available or March 31, 2019. The net sales proceeds have been recorded within Other accrued liabilities on the Consolidated Balance Sheets, until we have fully relinquished possession of the sold property and our involvement has been terminated, please see Note 5 - Accrued and Other Liabilities for further details. Once our possession of the existing headquarters has terminated, we will recognize the sale, and record a gain related to the transaction. As of June 27, 2018, Land of $5.9 million and additional Net property and equipment of $2.2 million were recorded in our Consolidated Balance Sheets related to the sold property.
During the fourth quarter of fiscal 2018, we marketed for sale leaseback 137 Chili’s restaurants located throughout the United States. As of June 27, 2018, the Consolidated Balance Sheets includes Land of $100.9 million, Buildings and leasehold improvements of $210.3 million, certain fixtures included in Furniture and equipment of $9.0 million and Accumulated depreciation of $157.9 million related to these properties. Please see Note 16 - Subsequent Events for further details on the sale leaseback transactions.

Definite-lived Intangible Assets
Definite-lived Intangible Assets
Definite-lived intangible assets primarily include reacquired franchise rights resulting from our acquisitions. Definite-lived intangible assets are amortized using the straight-line method over the estimated useful lives of the assets.
We determine the fair value of reacquired franchise rights based on discounted projected future operating cash flows of the restaurants associated with these franchise rights. We review the carrying amount semi-annually or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the carrying amount is not recoverable, we record an impairment charge for the excess of the carrying amount over the fair value. Impairment charges are included in Other gains and charges in the Consolidated Statements of Comprehensive Income.

Operating Leases
Operating Leases
Rent expense for leases that contain scheduled rent increases is recognized on a straight-line basis over the lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty such that the renewal appears reasonably assured. The straight-line rent calculation and rent expense includes any rent holiday period, which is the period of time between taking control of a leased site and the rent commencement date. Contingent rents are generally amounts due as a result of sales in excess of amounts stipulated in certain restaurant leases and are included in rent expense at the point in time we determine that it is probable that such sales levels will be achieved. Landlord contributions are recorded when received as a deferred rent liability in Other accrued liabilities and/or Other liabilities in the Consolidated Balance Sheets and amortized as a reduction of rent expense on a straight-line basis over the lease term.

Advertising
Advertising
Advertising production costs are expensed in the period when the advertising first takes place. Other advertising costs are expensed as incurred. Advertising costs, net of advertising contributions from franchisees, were $98.3 million, $103.8 million and $93.6 million in fiscal years ended June 27, 2018, June 28, 2017 and June 29, 2016, respectively, and are included in Restaurant expenses in the Consolidated Statements of Comprehensive Income.

Goodwill and Other Intangibles
Goodwill
Goodwill is not subject to amortization, but is tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill has been assigned to reporting units for purposes of impairment testing. Our two restaurant brands, Chili’s and Maggiano’s, are both operating segments and reporting units.
Goodwill impairment tests consist of a comparison of each reporting unit’s fair value with its carrying value. We determine fair value based on a combination of market-based values and discounted projected future operating cash flows of the restaurant brands using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We determined that there was no goodwill impairment during our annual tests as the fair value of our reporting units was substantially in excess of the carrying values. No indicators of impairment were identified through the end of fiscal year 2018. See Note 4 - Goodwill and Intangibles for additional disclosures.
We occasionally acquire restaurants from our franchisees. Goodwill from these acquisitions represents the excess of the cost of the business acquired over the net amounts assigned to assets acquired, including identifiable intangible assets, primarily reacquired franchise rights. In connection with the sale of restaurants, we will allocate goodwill from the reporting unit, or restaurant brand, to the disposal group in the determination of the gain or loss on the disposition. The allocation is based on the relative fair values of the disposal group and the portion of the reporting unit that was retained. Additionally, if we sell restaurants with reacquired franchise rights, we will include those assets in the gain or loss on the disposition.

Liquor Licenses
Liquor Licenses
The costs of obtaining non-transferable liquor licenses from local government agencies are expensed over the specified term of the license. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in Intangibles, net in the Consolidated Balance Sheets.
Transferable liquor licenses are tested for impairment semi-annually or more frequently if events or circumstances indicate that the asset might be impaired. Impairment charges are recognized based on the excess of carrying value over fair value. We determine fair value based on prices in the open market for licenses in same or similar jurisdictions. Impairment charges are included in Other gains and charges in the Consolidated Statements of Comprehensive Income.

Sales Taxes
Sales Taxes
Sales taxes collected from guests are excluded from revenues. The obligation is included in Other accrued liabilities in the Consolidated Balance Sheets until the taxes are remitted to the appropriate taxing authorities.

Self-Insurance Program
Self-Insurance Program
We are self-insured for certain losses related to health, general liability and workers’ compensation. We maintain stop loss coverage with third party insurers to limit our total exposure. The self-insurance liability represents an estimate of the ultimate cost of claims incurred and unpaid as of the balance sheet date. The estimated liability is not discounted and is established based upon analysis of historical data and actuarial estimates, and is reviewed on a quarterly basis to ensure that the liability is appropriate. If actual trends, including the severity or frequency of claims, differ from our estimates, our financial results could be impacted. The estimated incurred but unreported costs to settle unpaid claims are included in Other accrued liabilities and Other liabilities in the Consolidated Balance Sheets.

Income Taxes
Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
We record a liability for unrecognized tax benefits resulting from tax positions taken, or expected to be taken, in an income tax return that is not more-likely-than-not to be realized. We recognize any interest and penalties related to unrecognized tax benefits in Provision for income taxes in the Consolidated Statements of Comprehensive Income.
We reinvest foreign earnings, therefore, United States deferred income taxes have not been provided on foreign earnings.

Stock-Based Compensation
Stock-Based Compensation
We measure and recognize compensation cost at fair value for all share-based payments. We record compensation expense using a graded-vesting schedule or on a straight-line basis, as applicable, over the vesting period, or to the date on which retirement eligibility is achieved, if shorter. We recognize compensation expense for only the portion of share-based awards that are expected to vest. Therefore, we apply estimated forfeiture rates that are derived from our historical forfeitures of similar awards.
Certain employees are eligible to receive stock options, performance stock options, performance shares, restricted stock, and restricted stock units, while non-employee members of the Board of Directors (the “Board”) are eligible to receive stock options, restricted stock and restricted stock units. Awards granted to the Board are non-forfeitable and are fully expensed upon grant. Awards to eligible employees may vest over a specified period of time, or service period, only or may also contain performance-based conditions. The fair value of restricted stock and restricted stock units that do not contain a performance condition are based on our closing stock price on the date of grant, while the fair value of stock options is estimated using the Black-Scholes option-pricing model on the date of grant.
Performance shares represent a right to receive shares of common stock upon satisfaction of company performance goals at the end of a three-fiscal-year cycle. Vesting of performance shares granted in fiscal 2018 and 2017 are contingent upon meeting company performance goals based on a specified rate of earnings growth at the end of the three-fiscal-year period. Compensation expense for the performance shares granted in fiscal 2018 and 2017 is recorded based on management’s periodic estimates of the number of shares that will ultimately be issued and the fair value of the shares as determined by our closing stock price on the date of grant. A cumulative expense adjustment is recognized when that estimate changes. The fair value of our performance shares granted prior to fiscal 2017, which contain a market condition, was determined on the date of grant based on a Monte Carlo simulation model.

Preferred Stock
Preferred Stock
Our Board of Directors is authorized to provide for the issuance of 1.0 million preferred shares with a par value of $1.00 per share, in one or more series, and to fix the voting rights, liquidation preferences, dividend rates, conversion rights, redemption rights, and terms, including sinking fund provisions, and certain other rights and preferences. As of June 27, 2018, no preferred shares were issued.

Shareholders' Deficit
Shareholders’ Deficit
In August 2017, our Board of Directors authorized a $250.0 million increase to our existing share repurchase program resulting in total authorizations of $4.6 billion. We repurchased approximately 7.9 million shares of our common stock for $303.2 million during fiscal 2018. The repurchased shares included shares purchased as part of our share repurchase program and shares repurchased to satisfy team member tax withholding obligations on the vesting of restricted shares. As of June 27, 2018, approximately $63.8 million was available under our share repurchase authorizations. Our stock repurchase plan has been and will be used to return capital to shareholders and to minimize the dilutive impact of stock options and other share-based awards. We evaluate potential share repurchases under our plan based on several factors, including our cash position, share price, operational liquidity, proceeds from divestitures, borrowings, and planned investment and financing needs. Additionally, during fiscal 2018, approximately 0.1 million stock options were exercised resulting in cash proceeds of approximately $2.3 million.
During the fiscal year ended June 27, 2018, we paid dividends of $70.0 million to common stock shareholders, compared to $70.8 million in the fiscal year ended June 28, 2017. Our Board of Directors approved a 12.0% increase in the quarterly dividend from $0.34 to $0.38 per share effective with the dividend declared in August 2017. We also declared a quarterly dividend of $0.38 per share in April 2018 which was paid subsequent to the end of the fiscal 2018 year in the amount of $15.7 million. The dividend accrual was included in Other accrued liabilities in our Consolidated Balance Sheets as of June 27, 2018.

Comprehensive Income
Comprehensive Income
Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. For fiscal years ended June 27, 2018, June 28, 2017 and June 29, 2016, Comprehensive income consists of Net income and Foreign currency translation adjustment. The Foreign currency translation adjustment represents the unrealized impact of translating the financial statements of the Canadian restaurants and the Mexico joint venture with CMR, S.A.B. de C.V. from their respective functional currencies to United States dollars. During the fiscal year ended June 27, 2018, the Mexico joint venture was sold to CMR, please see Note 2 - Equity Method Investment for further details. The Accumulated other comprehensive loss (“AOCL”) is presented in the Consolidated Balance Sheets.

Net Income Per Share
Net Income Per Share
Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For the calculation of diluted net income per share, the basic weighted average number of shares is increased by the dilutive effect of stock options and restricted share awards. Stock options and restricted share awards with an anti-dilutive effect are not included in the dilutive earnings per share calculation.

Segment Reporting
Segment Reporting
Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing operating performance. We manage our business on the basis of two operating segments, Chili’s and Maggiano’s. The brands operate company-owned restaurants principally in the U.S. within the full-service casual dining segment of the industry. The Chili’s segment also has company-owned restaurants in Canada and franchised locations in the United States and 31 countries and two territories outside of the United States. Additional information about our segments, including financial information, is included in Note 14 - Segment Information.